UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2023

American Strategic Investment Co.

(Exact name of registrant as specified in its charter)

Maryland	001-39448	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 415-6500

New York City REIT, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	NYC	New York Stock Exchange
Class A Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

Dealer Manager Agreement

On January 23, 2023, American Strategic Investment Co. (the “Company”) and New York City Operating Partnership, L.P. entered into a dealer manager agreement (the “Dealer Manager Agreement”) with B. Riley Securities, Inc. (“B. Riley”) pursuant to which B. Riley is acting as dealer manager for the Rights Offering (as defined below). Pursuant to the Dealer Manager Agreement, B. Riley will generally earn a fee of 5% of the gross proceeds the Company receives from the sale of shares of Common Stock (as defined below) pursuant to the exercise of Subscription Rights (as defined below); provided that this fee will be reduced to 1% of the gross proceeds received from the sale of shares of Common Stock on exercise of Subscription Rights by Bellevue Capital Partners, LLC (“Bellevue”) and its affiliates as well as each of the Company’s officers and directors. In addition, the Company is required to reimburse B. Riley upon request for its out-of-pocket, accountable, bona fide expenses actually and reasonably incurred in connection with the services performed in connection with the Rights Offering including the reimbursement of the reasonable fees and expenses not to exceed $50,000. The Dealer Management Agreement also contains customary indemnification provisions.

The foregoing description of the Dealer Manager Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Dealer Manager Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference.

Amendment to Rights Agreement and Waiver Agreement

On January 23, 2023, the Company entered into Amendment No. 3 to the Amended and Restated Rights Agreement, dated August 17, 2020 (as amended by Amendment No. 1, dated August 12, 2021, and Amendment No. 2, dated August 10, 2022, as amended the “Rights Agreement”) (the “Rights Plan Waiver Agreement”). Pursuant to the Rights Plan Waiver Agreement, the Company exempted any purchases made in connection with exercising Subscription Rights (as defined below) from the ownership limits contained in the Rights Agreement.

In addition, on January 23, 2023, the Company entered into the Second Amendment to the Waiver Agreement, dated February 4, 2022 (as amended by the First Amendment, dated August 10, 2022) with Bellevue and New York City Advisors, LLC (the “Advisor”) (the “Waiver Agreement”). Pursuant to the Waiver Agreement, the Company waived the existing ownership limits applicable to purchases of the Company’s Common Stock by Bellevue, the Advisor and each other Excluded Person (as defined in the Waiver Agreement) including future issuances of Common Stock issued in lieu of the Company paying cash to the Advisor for asset management services. In connection with the Waiver Agreement, Bellevue, the Advisor and each other Excluded Person have granted an irrevocable proxy to the Company that grants the Company the right to vote any shares of Common Stock directly or indirectly Beneficially Owned (as defined in the Waiver Agreement) collectively by Bellevue, the Advisor and each other Excluded Person in excess of 34.9% of the Company’s outstanding shares of Common Stock in the same proportion as all other shares voted by the Company’s stockholders.

The foregoing descriptions of the Rights Plan Waiver Agreement and the Waiver Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Rights Plan Waiver Agreement and the Waiver Agreement filed as Exhibits 4.3 and 10.2, respectively, hereto and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

As discussed in Item 1.01 above, the Company has entered into the Rights Plan Waiver Agreement. The description of the Rights Plan Waiver Agreement included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to Article VII, Section 7.4 of the Company’s charter, the Company’s board of directors determined that it is no longer in the best interests of the Company to continue to be qualified as a real estate investment trust (“REIT”). The restrictions on ownership and transfer of Shares (as defined the in the Company’s charter) set forth in Article V, Section 5.7 of the Company’s charter, including, without limitation, the “Aggregate Share Ownership Limit,” as defined therein, no longer apply. On January 18, 2023, the Company filed a Certificate of Notice (the “Certificate of Notice”) with the State Department of Assessments and Taxation of Maryland (“MSDAT”) reflecting the board’s determination that it is no longer in the best interests of the Company to continue to qualify as a REIT and that therefore the Aggregate Share Ownership Limit will no longer be in effect.

The foregoing summary of the material terms of the Certificate of Notice does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Certificate of Notice which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2023, the Company filed Articles of Amendment to its charter with the MSDAT in which the Company changed its name to “American Strategic Investment Co.” from “New York City REIT, Inc.” The name change became effective on January 19, 2023. Trading of the Common Stock on the New York Stock Exchange under the new name began on January 20, 2023 under the existing trading symbol “NYC.”

The foregoing description of the amendment to the Company’s charter does not purport to be complete and is qualified in its entirety by reference to such amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 24, 2023, the Company issued a press release announcing the launch of the Rights Offering. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.5 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.5 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On January 23, 2023, the Company commenced an offering of shares of its Class A common stock, par value $0.01 per share (the “Common Stock”), through a rights offering (the “Rights Offering”). The Company distributed non-transferable rights (the “Subscription Rights”) to its stockholders of record as of 5:00 p.m., Eastern Time, on January 12, 2023 (the “Record Date”) to purchase up to 386,100 shares of its Common Stock. The Company will not issue fractional shares on exercise of the Subscription Rights. Holders of Subscription Rights will only be entitled to purchase a whole number of shares of Common Stock, rounded down to the nearest whole number a holder would otherwise be entitled to purchase. Holders of record must hold at least five shares of Common Stock as of the Record Date in order to purchase one whole share of Common Stock in the Rights Offering.

The offering of the Common Stock pursuant to the Rights Offering is being made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-248121) (the “Registration Statement”) on file with the Securities and Exchange Commission (the “SEC”), including the base prospectus, dated September 14, 2020 (the “Base Prospectus) contained therein, and a prospectus supplement specific to the Rights Offering filed with the SEC on January 23, 2023 (the “Prospectus Supplement” and collectively with the Base Prospectus, the “Prospectus”).

The Company is filing certain ancillary documents as Exhibits 4.1, 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K for the purpose of incorporating these items by reference as exhibits to the Prospectus. Also in connection with the Rights Offering, the Company is filing, (i) as Exhibit 5.1, the opinion of Venable LLP, counsel to the Company, in connection with the issuance of the Common Stock issuable in the Rights Offering and (ii) as Exhibit 8.1, the opinion of Proskauer Rose LLP, counsel to the Company, with respect to certain U.S. federal income tax matters. The foregoing descriptions of Exhibits 4.1, 5.1, 8.1, 99.1, 99.2, 99.3 and 99.4 do not purport to be complete and each is qualified in its entirety by reference to the full text of such exhibit.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any offer, solicitation or sale of any securities of the Company in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.

Forward Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company’s election to terminate its status as a real estate investment trust, (b) the Company’s ability to launch the Rights Offering as expected, (c) whether stockholders of record will exercise their Subscription Rights to purchase Common Stock and the amount subscribed, (d) whether the Company will be able to successfully acquire new assets or businesses, (e) the potential adverse effects of (i) the global COVID-19 pandemic, including actions taken to contain or treat COVID-19, (ii) the geopolitical instability due to the ongoing military conflict between Russia and Ukraine, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financial markets, and (iii) inflationary conditions and higher interest rate environment, (f) the fact that the Company had to restate or revise certain of its historical financial statements and has identified a material weakness in its internal controls over financial reporting and (g) that any potential future acquisition is subject to market conditions and capital availability and may not be completed on favorable terms, or at all, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed on March 18, 2022 and all other filings with the SEC after that date including but not limited to the subsequent Quarterly Reports on Form 10-Q, Amendments to Quarterly Reports on Form 10-Q/A and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Dealer Manager Agreement, dated January 23, 2023, by and among American Strategic Investment Co., New York City Operating Partnership, L.P. and B. Riley Securities, Inc.
3.1	Articles of Amendment – Name Change
4.1	Form of Rights Card
4.2	Certificate of Notice of American Strategic Investment Co.
4.3	Third Amendment, dated as of January 23, 2023, to the Amended and Restated Rights Agreement, as amended by Amendment No. 1, dated August 12, 2021, and Amendment No. 2, dated August 10, 2022, between American Strategic Investment Co. and Computershare Trust Company, N.A. as Rights Agent
5.1	Opinion of Venable LLP, dated January 23, 2023
8.1	Opinion of Proskauer Rose LLP, dated January 23, 2023
10.1	Second Amendment to Waiver Agreement, dated January 23, 2023, by and among American Strategic Investment Co., Bellevue Capital Partners, LLC and New York City Advisors, LLC
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Proskauer Rose LLP (included in Exhibit 8.1)
99.1	Form of Instructions as to Use of Rights Certificates
99.2	Form of Broker Letter to Clients who are Beneficial Holders
99.3	Form of Notice to Foreign Stockholders who are Record Holders
99.4	Form of Beneficial Owner Election Form
99.5	Press Release, dated January 24, 2023, regarding the Rights Offering
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2023	American Strategic Investment Co.

	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President and Secretary